For the period ended February 29, 2004
File number 811-09805
Strategic Partners Opportunity Funds

SUB-ITEM 77-C
Submission of Matters to a Vote of Security Holders


Meeting of the Fund's shareholders of Strategic Partners Opportunity Funds were held on September 12, 2003 and October 10, 2003. The meetings were held for the following purposes:


1. To Elect Trustees.

2. To Permit PI to enter into or make material changes to future
Subadvisory Agreements without obtaining Shareholder Approval.

3. Amend the Management contract between Manager.

4a. Approve changes to fundamental investment restrictions for Fund diversification.

4b. Approve changes to fundamental investment restrictions for Fund issuing senior securities, borrowing money or pledging assets

4c. Approve changes to fundamental investment restrictions relating to buying and selling real estate.

4d. Approve changes to fundamental investment restrictions relating to buying and selling commodities and commodity contracts.

4e. Approve changes to fundamental investment restrictions relating to Fund concentration.

4f. Approve changes to fundamental investment restrictions relating to making loans.

4g. Approve changes to fundamental investment restrictions relating to other investment restrictions, including investing in securities of other investment companies.

5. Approve amendments to the Declaration of Trust.


The final results of the proxy solicitation on the preceding matters were:



-------------------------------------------------------------
Focused Growth Fund
-------------------------------------------------------------

01.	Vote on Trustees/Directors
			Shares Voted	% of	% of Total
			   For		Voted	  Total
					For	   For

David E.A. Carson	 12,819,317	97.11%	51.93%
Robert E. La Blanc	 12,823,054	97.14%	51.95%
Douglas. H. McCorkindale 12,832,290	97.21%	51.99%
Stephen P. Munn		 12,828,456	97.18%	51.97%
Richard A. Redeker	 12,829,148	97.19%	51.97%
Robin B. Smith		 12,826,739	97.17%	51.96%
Stephen Stoneburn	 12,832,176	97.21%	51.99%
Clay T. Whitehead	 12,829,595	97.19%	51.97%
Judy A. Rice		 12,828,578	97.18%	51.97%
Robert F. Gunia		 12,828,404	97.18%	51.97%


01.	Vote on Trustees/Directors
			Shares		% of		% of
			Voted		Voted		Total
			Withheld	Withheld	Withheld

David E.A. Carson	 380,991	2.89%		1.54%
Robert E. La Blanc	 377,254	2.86%		1.53%
Douglas. H. McCorkindale 368,018	2.79%		1.49%
Stephen P. Munn		 371,852	2.82%		1.51%
Richard A. Redeker	 371,160	2.81%		1.50%
Robin B. Smith		 373,569	2.83%		1.51%
Stephen Stoneburn	 368,132	2.79%		1.49%
Clay T. Whitehead	 370,713	2.81%		1.50%
Judy A. Rice		 371,730	2.82%		1.51%
Robert F. Gunia		 371,904	2.82%		1.51%

2.	To permit the Manager to enter into, or make material changes,
Subadvisory Agreements without Shareholder approval.

		Shares Voted	% of Voted	% of Total

For		 8,359,892	 63.33%		33.87%
Against		   782,962	  5.93%		 3.17%
Abstain		   379,069	  2.87%		 1.54%
Broker Non-Vote	 3,678,385	 27.87%	        14.90%
TOTAL		13,200,308	100.00%		53.48%

3.	To permit an Amendment to the Management contract between
PI and the Company (on behalf of each Fund).

	Shares Voted	% of Voted	% of Total

For	12,205,933	 92.47%		49.45%
Against	   625,051	  4.74%		 2.53%
Abstain	   369,324	  2.80%		 1.50%
TOTAL	13,200,308	100.00%		53.48%

4A	To approve changes to Fundamental Investment Restrictions or
Policies,  relating to: fund diversification;

		Shares Voted	% of Voted     % of Total

For		 8,619,390	 65.30%		34.92%
Against		   543,351	  4.12%		 2.20%
Abstain		   359,182	  2.72%		 1.46%
Broker Non-Vote	 3,678,385	 27.87%		14.90%
TOTAL		13,200,308	100.00%		53.48%

4B	Issuing senior securities, borrowing money or pledging assets;

		Shares Voted	% of Voted    % of Total

For		 8,476,753	 64.22%		34.34%
Against		   664,478	  5.03%		 2.69%
Abstain		   380,692	  2.88%		 1.64%
Broker Non-Vote	 3,678,385	 27.07%		14.90%
TOTAL		13,200,308	100.00%		53.48%

4C	Buying and selling real estate;

		Shares Voted	% of Voted	% of Total

For		 6,546,988	 64.75%		34.63%
Against		   598,335	  4.53%		 2.42%
Abstain		   376,600	  2.85%		 1.53%
Broker Non-Vote	 3,678,385	 27.87%		14.90%
TOTAL		13,200,308	100.00%		53.48%

4D.	Buying and selling commodities and commodity contracts;

		Shares voted	% of Voted	% of Total

For		 8,518,096	 64.51%		34.50%
Against		   619,913	  4.70%		 2.51%
Abstain		   386,914	  2.92%		 1.56%
Broker Non-Vote	 3,670,385	 27.87%		14.90%
TOTAL		13,200,308	100,00%		53.48%

4E.	Fund concentration

		Shares Voted	% of Voted	% of Total

For		 8,586,167	 65.05%		34.78%
Against		   558,450	  4.23%		 2.26%
Abstain		   377,306	  2.86%		 1.53%
Broker Non-Vote	 3,078,365	 27.87%		14.90%
TOTAL		13,200,308	100.00%		53.48%



4F.	Making loans;

		Shares voted	% of Voted     % of Total

For		 8,494,958	 64.35%		34.41%
Against		   644,373	  4.88%		 2.61%
Abstain		   382,592	  2.90%		 1.55%
Broker Non-Vote	 3,076,385	 27.87%		14.90%
TOTAL		13,200,308	100.00%		53.48%

4G.	Other investments restrictions, including investing in
securities of other investment companies.

		Shares Voted	% of Voted	% of total

For		 8,515,677	 64.51%		34.50%
Against		   624,852	  4.73%		 2.53%
Abstain		   381,394	  2.89%		 1.55%
Broker Non-Vote	 3,678,385	 27.87%		14.90%
TOTAL		13,200,308	100.00%		53.48%

5.	To approve Amendments to the Company's Declaration of Trust

		Shares voted	% of voted	% of total

For		 8,562,175	 64.86%		34.69%
Against		   560,957	  4.25%		 2.27%
Abstain		   398,791	  3.02%		 1.62%
Broker Non-Vote	 3,678,385  	 27.87%		14.90%
TOTAL		13,200,308	100.00%		53.48%




-------------------------------------------------------------
New Era Growth Fund
-------------------------------------------------------------

01. VOTE ON TRUSTEES/   SHARES VOTED   % VOTED	% OF T/O
       DIRECTORS 	    FOR		FOR	FOR

DAVID E.A. CARSON	9,506,892.00	97.37%	52.80%
ROBERT E. LA BLANC	9,509,400.00	97.39%	52.81%
DOUGLAS H. MCCORKINDALE	9,509,228.00	97.39%	52.81%
STEPHEN P. MUNN		9,515,906.00	97.46%	52.85%
RICHARD A. REDEKER	9,515,406.00	97.46%	52.84%
ROBIN B. SMITH		9,512,783.00	97.43%	52.83%
STEPHEN STONEBURN	9,517,671.00	97.48%	52.86%
CLAY T. WHITEHEAD	9,516,246.00	97.46%	52.85%
JUDY A. RICE		9,517,935.00	97.48%	52.86%
ROBERT F. GUNIA		9,514,410.00	97.45%	52.84%

VOTE ON TRUSTEES/	SHARES VOTED	% VOTED	   % OF T/O
   DIRECTORS 		WITHHELD	WITHHELD   WITHHELD

DAVID E.A. CARSON	256,866.00	2.63%	    1.43%
ROBERT E. LA BLANC	254,358.00	2.61%       1.41%
DOUGLAS H. MCCORKINDALE	254,530.00	2.61%       1.41%
STEPHEN P. MUNN		247,852.00	2.54%	    1.38%
RICHARD A. REDEKER	248,352.00	2.54%       1.38%
ROBIN B. SMITH		250,975.00	2.57%       1.39%
STEPHEN STONEBURN	246,087.00	2.52%       1.37%
CLAY T. WHITEHEAD	247,512.00	2.54%       1.37%
JUDY A. RICE		245,823.00	2.52%       1.37%
ROBERT F. GUNIA		249,348.00	2.55%       1.38%

2.	TO APPROVE A PROPOSAL TO PERMIT THE MANAGER TO
ENTER INTO, OR MAKE MATERIAL CHANGES TO SUBADVISORY
AGREEMENTS WITHOUT SHAREHOLDER APPROVAL AS IT
PERTAINS TO THE STRATEGIC PARTNERS FOCUSED GROWTH FUND.

		SHARES VOTED	% OF VOTED	% OF TOTAL
FOR		6,020,186.00	 61.65%		33.43%
AGAINST		  530,101.00	  5.42%		 2.94%
ABSTAIN		  262,878.00	  2.69%		 1.45%
BROKER NON-VOTE	2,950,593.00	 30.21%		16.38%
TOTAL		9,763,758.00	100.00%		54.22%


3.	AN AMENDMENT TO THE MANAGEMENT CONTRACT
BETWEEN PI  AND THE FUND AS IT PERTAINS TO THE STRATEGIC
PARTNERS FOCUSED GROWTH FUND.

	SHARES VOTED	% OF VOTED	% OF TOTAL

FOR	9,091,320.00	93.11%		50.48%
AGAINST	  369,183.00	3.78%		 2.05%
ABSTAIN	  303,255.00	3.10%		 1.68%
TOTAL	9,763,758.00	100.00%		54.22%


4A.    TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS  AND  POLICIES, RELATING TO: FUND
DIVERSIFICATION

		SHARES VOTED	% OF VOTED    % OF TOTAL

FOR		6,195,824.00	 63.45%		34.40%
AGAINST		  348,805.00	  3.57%		 1.93%
ABSTAIN		  268,536.00	  2.75%		 1.49%
BROKER NON-VOTE	2,950,593.00	 30.21%		16.38%
TOTAL		9,763,758.00	100.00%		54.22%


4B.   TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO:  ISSUING SENIOR
SECURITIES, BORROWING MONEY OR PLEDGING ASSETS

		SHARES VOTED	% OF VOTED    % OF TOTAL

FOR		6,097,762.00	 62.45%		33.86%
AGAINST		  440,086.00	  4.50%		 2.44%
ABSTAIN		  275,316.00	  2.81%		 1.52%
BROKER NON-VOTE	2,950,593.00	 30.21%		16.38%
TOTAL		9,763,758.00	100.00%		54.22%


4C.    TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: BUYING AND
SELLING REAL ESTATE

		SHARES VOTED	% OF VOTED    % OF TOTAL

FOR		6,164,696.00	 63.13%		34.23%
AGAINST		  382,354.00	  3.91%		 2.12%
ABSTAIN		  266,115.00	  2.72%		 1.47%
BROKER NON-VOTE	2,950,593.00	 30.21%		16.38%
TOTAL		9,763,758.00	100.00%		54.22%


4D.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: BUYING AND SELLING
COMMODITIES AND COMMODITY CONTRACTS

		SHARES VOTED	% OF VOTED    % OF TOTAL

FOR		6,096,286.00	 62.43%		33.85%
AGAINST		  448,383.00	  4.59%		 2.49%
ABSTAIN		  268,495.00	  2.74%		 1.49%
BROKER NON-VOTE	2,950,593.00	 30.21%		16.38%
TOTAL		9,763,758.00	100.00%		54.22%




-------------------------------------------------------------
Focused Value Fund
-------------------------------------------------------------

01.VOTE ON TRUSTEES/	SHARES VOTED	% VOTED	 % OF T/O
    DIRECTORS		    FOR		  FOR	    FOR

DAVID E.A. CARSON	11,169,274.00	97.21%	   54.31%
ROBERT E. LA BLANC	11,167,372.00	97.20%     54.30%
DOUGLAS H. MCCORKINDALE	11,171,358.00	97.23%     54.32%
STEPHEN P. MUNN		11,172,321.00	97.24%     54.32%
RICHARD A. REDEKER	11,175,032.00	97.26%     54.34%
ROBIN B. SMITH		11,149,435.00	97.04%     54.21%
STEPHEN STONEBURN	11,172,261.00	97.24%     54.32%
CLAY T. WHITEHEAD	11,169,997.00	97.22%     54.31%
JUDY A. RICE		11,167,001.00	97.19%     54.30%
ROBERT F. GUNIA		11,173,488.00	97.25%     54.33%

VOTE ON TRUSTEES/	SHARES VOTED	% VOTED	  % OF T/O
DIRECTORS		  WITHHELD	WITHHELD  WITHHELD

DAVID E.A. CARSON	320,067.00      2.79%      1.56%
ROBERT E. LA BLANC	321,969.00      2.80%      1.57%
DOUGLAS H. MCCORKINDALE	317,983.00      2.77%      1.55%
STEPHEN P. MUNN		317,020.00      2.76%      1.54%
RICHARD A. REDEKER	314,309.00      2.74%      1.53%
ROBIN B. SMITH		339,906.00      2.96%      1.65%
STEPHEN STONEBURN	317,080.00      2.76%      1.54%
CLAY T. WHITEHEAD	319,344.00      2.78%      1.55%
JUDY A. RICE		322,340.00      2.81%      1.57%
ROBERT F. GUNIA		315,853.00      2.75%      1.54%


2.	TO APPROVE A PROPOSAL TO PERMIT THE MANAGER TO
ENTER INTO,  OR MAKE MATERIAL CHARGES TO, SUBADVISORY
AGREEMENTS WITHOUT SHAREHOLDER APPROVAL AS IT PERTAINS
TO THE STRATEGIC PARTNERS FOCUSED GROWTH FUND-

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		 7,146,893.00	 62.20%		34.74%
AGAINST		   579,241.00	  5.04%		 2.61%
ABSTAIN		   307,372.00	  2.67%		 1.49%
BROKER NON-VOTE	 3,455,835.00	 30.07%		16.80%
TOTAL		11,489,341.00	100.00%		55.86%


3.	AN AMENDMENT TO THE MANAGEMENT CONTRACT
BETWEEN  PI AND THE FUND AS IT PERTAINS TO THE STRATEGIC
PARTNERS FOCUSED  GROWTH FUND.

	SHARES VOTED	% OF VOTED	% OF TOTAL

FOR	10,531,609.00	 91.66%		51.20%
AGAINST	   634,888.00	  5.52%		3.08%
ABSTAIN	   322,844.00	  2.80%		1.56%
TOTAL	11,489,341.00	100.00%		55.86%


4A.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: FUND DIVERSIFICATION

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		 7,124,591.00	 62.01%		34.64%
AGAINST	  	   591,880.00	  5.15%		 2.87%
ABSTAIN		   317,035.00	  2.75%		 1.54%
BROKER NON-VOTE	 3,455,835.00	 30.07%		16.80%
TOTAL		11,489,341.00	100.00%		55.86%


4B.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: ISSUING SENIOR
SECURITIES, BORROWING MONEY OR PLEDGING ASSETS

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		 7,026,280.00	 61.15%		34.16%
AGAINST		   667,446.00	  5.80%		 3.24%
ABSTAIN		   339,780.00	  2.95%		 1.65%
BROKER NON-VOTE	 3,455,835.00	 30.07%		16.80%
TOTAL		11,489,341.00	100.00%		55.86%


4C.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: BUYING AND SELLING
REAL ESTATE

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		 7,072,227.00	 61.55%		34.38%
AGAINST		   628,260.00	  5.46%		 3.05%
ABSTAIN		   333,018.00	  2.89%		 1.61%
BROKER NON-VOTE	 3,455,836.00	 30.07%		16.80%
TOTAL		11,489,341.00	100.00%		55.86%


4D.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO:  BUYING AND SELLING
COM14001TIES AND COMMODITY CONTRACTS

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR	  	 7,023,254.00	 61.12%		34.14%
AGAINST		   682,036.00	  5.93%		 3.31%
ABSTAIN		   328,216.00	  2.85%		 1.59%
BROKER NON-VOTE	 3,455,835.00	 30.07%		16.80%
TOTAL		11,489,341.00	100.00%		55.86%


4E.	 TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: FUND CONCENTRATION

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		 7,094,682.00	 61.75%		34.49%
AGAINST		   618,607.00	  5.38%		 3.00%
ABSTAIN		   320,217.00	  2.78%		 1.55%
BROKER NON-VOTE	 3,455,835.00	 30.07%		16.80%
TOTAL		11,489,341.00	100.00%		55.86%


4F.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: MAKING LOANS

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		 6,995,259.00	 60.88%		34.01%
AGAINST		   718,073.00	  6.24%		 3.49%
ABSTAIN		   320,174.00	  2.78%		 1.55%
BROKER NON-VOTE	 3,455,835.00	 30.07%		16.80%
TOTAL		11,489,341.00	100.00%		55.86%


4G.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS OR POLICIES, RELATING TO: OTHER INVESTMENT
RESTRICTIONS, INCLUDING INVESTING IN SECURITIES OF OTHER
INVESTMENT COMPANIES

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		 7,040,254.00	 61.27%		34.23%
AGAINST		   660,180.00	  5.74%		 3.20%
ABSTAIN		   333,072.00	  2.89%		 1.61%
BROKER NON-VOTE	 3,455,835.00	 30.07%		16.80%
TOTAL		11,489,341.00	100.00%		55.86%


5.TO APPROVE AMENDMENTS TO THE DECLARATION OF TRUST.
SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		 7,034,971.00	 61.23%		34.20%
AGAINST		   635,612.00	  5.53%		 3.09%
ABSTAIN		   362,923.00	  3.15%		 1.76%
BROKER NON-VOTE	 3,455,835.00	 30.07%		16.80%
TOTAL		11,489,341.00	100.00%		55.86%



-------------------------------------------------------------
Mid-Cap Value Fund
-------------------------------------------------------------

01.   VOTE ON TRUSTEES/  SHARES VOTED	% VOTED	    % OF T/O
        DIRECTORS	     FOR          FOR	      FOR

DAVID E.A. CARSON	7,821,546.00      97.73%	52.84%
ROBERT E. LA BLANC	7,815,297.00      97.66%        52.79%
DOUGLAS H. MCCORKINDALE	7,819,570.00      97.71%	52.82%
STEPHEN P. MUNN		7,824,674.00      97.77%	52.86%
RICHARD A. REDEKER	7,824,234.00      97.77%	52.85%
ROBIN B. SMITH		7,819,434.00      97.71%	52.82%
STEPHEN STONEBURN	7,822,975.00      97.75%	52.85%
CLAY T. WHITEHEAD	7,822,586.00      97.75%	52.84%
JUDY A. RICE		7,823,223.00      97.75%	52.85%
ROBERT F. GUNIA		7,823,771.00      97.76%	52.85%


VOTE ON TRUSTEES/	SHARES VOTED	% VOTED		% OF T/O
        DIRECTORS	WITHHELD	WITHHELD	WITHHELD

DAVID E.A. CARSON	181,386.00	2.27%             1.23%
ROBERT E. LA BLANC	187,635.00	2.34%             1.27%
DOUGLAS H. MCCORKINDALE	183,362.00	2.29%             1.24%
STEPHEN P. MUNN		178,258.00	2.23%             1.20%
RICHARD A. REDEKER	178,698.00	2.23%             1.21%
ROBIN B. SMITH		183,498.00	2.29%             1.24%
STEPHEN STONEBURN	179,957.00	2.25%             1.22%
CLAY T. WHITEHEAD	180,346.00	2.25%             1.22%
JUDY A. RICE		179,709.00	2.25%             1.21%
ROBERT F. GUNIA		179,161.00	2.24%             1.21%


2.	TO APPROVE A PROPOSAL TO PERMIT THE MANAGER TO
ENTER INTO, OR MAKE MATERIAL CHANGES TO SUBADVISORY
AGREEMENTS WITHOUT SHAREHOLDER APPROVAL AS IT PERTAINS
TO THE STRATEGIC PARTNERS FOCUSED GROWTH FUND.

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		4,910,395.00	 61.35%		33.17%
AGAINST		  470,689.00	  5.88%		 3.17%
ABSTAIN		  217,319.00	  2.71%		 1.46%
BROKER NON-VOTE	2,404,529.00	 30.04%		16.24%
TOTAL		8,002,932-00	100.00%		54.06%


3.	AN AMENDMENT TO THE MANAGEMENT CONTRACT
BETWEEN PI AND THE FUND AS IT PERTAINS TO THE STRATEGIC
PARTNERS FOCUSED GROWTH FUND.

	SHARES VOTED	% OF VOTED	% OF TOTAL

FOR	7,413,452.00	 92.63%		50.07%
AGAINST	  344,862.00	  4.30%		 2.32%
ABSTAIN	  244,618.00	  3.05%		 1.65%
TOTAL	8,002,932.00	100.00%		54.06%


4A.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: FUND
DIVERSIFICATION

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		5,068,849.00	 63.33%		34.24%
AGAINST		  316,238.00	  3.95%		 2.13%
ABSTAIN		  213,316.00	  2.66%		 1.44%
BROKER NON-VOTE	2,404,529.00	 30.04%		16.24%
TOTAL		8,002,932.00	100.00%		54.06%


4B.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: ISSUING SENIOR
SECURITIES, BORROWING MONEY OR PLEDGING ASSETS

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		4,998,161.00	 62.45%		33.76%
AGAINST		  376,354.00	  4.70%		 2.54%
ABSTAIN		  223,887.00	  2.79%		 1.51%
BROKER NON-VOTE	2,404,530.00	 30.04%		16.24%
TOTAL		8,002,932.00	100.00%		54.06%


4C.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: BUYING AND SELLING
REAL ESTATE

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		5,053,998.00	 63.15%		34.14%
AGAINST		  338,165.00	  4.22%		 2.28%
ABSTAIN		  206,239.00	  2.57%		 1.39%
BROKER NON-VOTE	2,404,530.00	 30.04%		16.24%
TOTAL		8,002,932.00	100.00%		54.06%


4D.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: BUYING AND
SELLING  COMMODITIES AND COMMODITY CONTRACTS

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		5,010,299.00	 62.60%		33.84%
AGAINST		  371,085.00	  4.63%		 2.50%
ABSTAIN		  217,018.00	  2.71%		 1.46%
BROKER NON-VOTE	2,404,530.00	 30.04%		16.24%
TOTAL		8,002,932.00	100.00%		54.06%


4E.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: FUND
 CONCENTRATION

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		5,033,007.00	 62.88%		33.99%
AGAINST		  346,809.00	  4.33%		 2.34%
ABSTAIN		  218,586.00	  2.73%		 1.47%
BROKER NON-VOTE	2,404,530.00	 30.04%		16.24%
TOTAL		8,002,932.00	100.00%		54.06%


4F.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES, RELATING TO: MAKING LOANS

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		4,970,404.00	 62.10%		33.57%
AGAINST		  408,997.00	  5.11%		 2.76%
ABSTAIN		  219,001.00	  2.73%		 1.47%
BROKER NON-VOTE	2,404,530.00	 30.04%		16.24%
TOTAL		8,002,932.00	100.00%		54.06%


4G.	TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
RESTRICTIONS OR POLICIES, RELATING TO: 	OTHER INVESTMENT
RESTRICTIONS, INCLUDING INVESTING IN SECURITIES OF OTHER
INVESTMENT COMPANIES

	SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		5,024,847.00	 62.78%		33.94%
AGAINST		  351,557.00	  4.39%		 2.37%
ABSTAIN		  221,998.00	  2.77%		 1.49%
BROKER NON-VOTE	2,404,530.00	 30.04%		16.24%
TOTAL		8,002,932.00	100.00%		54.06%


5.	TO APPROVE AMENDMENTS TO THE DECLARATION OF
TRUST.  SUCH OTHER BUSINESS AS MAY COME BEFORE THE
MEETING.

		SHARES VOTED	% OF VOTED	% OF TOTAL

FOR		5,007,349.00	 62.56%		33.82%
AGAINST		  348,143.00	  4.35%		 2.35%
ABSTAIN		  242,911.00	  3.03%		 1.64%
BROKER NON-VOTE	2,404,529.00	 30.04%		16.24%
TOTAL		8,002,932.00	100.00%		54.06%